LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED MAY 23, 2013 TO THE

SUMMARY PROSPECTUS DATED FEBRUARY 25, 2013, OF

WESTERN ASSET SHORT TERM YIELD FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated November 28, 2012, as supplemented on February 22, 2013, and as may be amended or further supplemented, and the fund’s statement of additional information, dated November 28, 2012, as supplemented on February 22, 2013 and May 23, 2013, and as may be amended or further supplemented, are incorporated by reference into this Summary Prospectus.

Please retain this supplement for future reference.

WASX015616